Exhibit 10.59

Execution Version

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of February 24, 2016 to the Credit Agreement referred to below, among TECO Finance, Inc., a Florida corporation (the “Borrower”), TECO Energy, Inc., a Florida corporation (the “Company,” and, together with the Borrower, the “Obligors”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

The Obligors, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of December 17, 2013 (as amended by Amendment No. 1 thereto dated as of August 1, 2014 and Amendment No. 2 thereto dated as of September 30, 2014, the “Credit Agreement”).  The Obligors and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Capitalized terms used in this Amendment No. 3 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Section 1.1 of the Credit Agreement is hereby further amended to insert in alphabetical order the following additional definition:

“Emera Acquisition” means the acquisition of Company and its subsidiaries by Emera Inc. or its affiliates materially in accordance with the terms of the Agreement and Plan of Merger dated as of September 4, 2015, among the Company, Emera Inc., a Nova Scotia corporation, and Emera US Inc., a Florida corporation, a copy of which was filed by Company with its Form 8-K with the Securities and Exchange Commission on September 8, 2015.

2.03.  Section 6.1.7 of the Credit Agreement is hereby amended to add, at the end of clause (iv) thereof, the following: “; provided that in no event shall the consummation of the Emera Acquisition constitute a “change in control” as described in this section for any purpose under this Agreement.”

Section 3.  Representations and Warranties.  Each Obligor (as to itself and its Subsidiaries) represents and warrants to the Lenders that (a) its representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 3 (unless such representation and warranty relates solely to another time, in which event such representation or warranty is true and correct as of such other time) and (b) no Event of Default or Inchoate Default shall have occurred and be continuing.

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Section 4.  Conditions Precedent to Effectiveness.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the occurrence of the following conditions precedent:

(a)Amendment.  Delivery to Administrative Agent of one or more executed counterparts of this Amendment No. 3 (or written evidence satisfactory to Administrative Agent of the execution thereof by the parties thereto).

(b)Payment of Fees.  All amounts required to be paid by the Obligors to the Lenders, Administrative Agent and the Arrangers in connection with the execution and delivery of the Amendment No. 3, and all fees and other costs payable in connection with the execution and delivery of the documents and instruments referred to in this Section 4 (or incorporated herein by reference) shall have been paid in full.

Section 5.  Confirmation of Guarantee.  The Company hereby confirms and ratifies all of its obligations under the Credit Facility Documents to which it is a party, including its obligations as a guarantor under Article IX of the Credit Agreement as amended hereby.

Section 6.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart.  This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

Section 7.  Credit Facility Document.  The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Facility Documents, nor constitute a waiver of any provision of any of the Credit Facility Documents. On and after the effectiveness of this Amendment No. 3, this Amendment No. 3 shall for all purposes constitute a Credit Facility Document.

[Signature pages follow]

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Exhibit 10.59

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

TECO FINANCE, INC.

By: /s/ Kim M. Caruso

  Name: Kim M. Caruso

Title:  Treasurer

TECO ENERGY, INC.

By: /s/ Kim M. Caruso

  Name: Kim M. Caruso

Title:  Treasurer

[Signature Page – Amendment No. 3]

Exhibit 10.59

Execution Version

LENDERS

JPMORGAN CHASE BANK, N.A.

By:  /s/ Peter Christensen
Name: Peter Christensen
Title:  Vice President

[Signature Page – Amendment No. 3]

Exhibit 10.59

Execution Version

CITIBANK, N.A.

By:  /s/ Anita J. Brickell
Name: Anita J. Brickell
Title:  Vice President

[Signature Page – Amendment No. 3]

MORGAN STANLEY BANK, N.A.

By:  /s/ Dmitriy Barskly
Name: Dmitriy Barskly
Title:  Authorized Signatory

[Signature Page – Amendment No. 3]

ROYAL BANK OF CANADA

By:  /s/ Ben Thomas
Name: Ben Thomas
Title:  Authorized Signatory

[Signature Page – Amendment No. 3]

SUNTRUST BANK

By:  /s/ Hays Wood
Name: Hays Wood
Title:  Vice President

[Signature Page – Amendment No. 3]

THE BANK OF NEW YORK MELLON

By:  /s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

[Signature Page – Amendment No. 3]

MUFG UNION BANK, N.A.

By:  /s/ Eric Otieno
Name: Eric Otieno
Title: Vice President

[Signature Page – Amendment No. 3]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:  /s/ Nick Schmiesing
Name: Nick Schmiesing
Title: Director

[Signature Page – Amendment No. 3]

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION

By:  /s/ John A. Marian
Name: John A. Marian
Title: Vice President

[Signature Page – Amendment No. 3]

THE BANK OF NOVA SCOTIA

By:  /s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page – Amendment No. 3]

THE NORTHERN TRUST COMPANY

By:  /s/ Kimberly A. Crotti
Name: Kimberly A. Crotti
Title: Vice President

[Signature Page – Amendment No. 3]